SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): September 24, 2021

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COEPTIS THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-56194	84-3998117
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

105 Bradford Rd, Suite 420 Wexford, Pennsylvania		15090
(Address of principal executive offices)		(Zip Code)

724-934-6467

(Registrant’s telephone number, including area code)

____________________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 1.02 Termination of a Material Definitive Agreement

As part of Coeptis Therapeutics, Inc.’s (“Coeptis”) ongoing analysis of future work streams, including considering the adverse impact of the ongoing COVID-19 pandemic on sales and the future prospects of certain current assets in the U.S., Coeptis Pharmaceuticals, Inc. (Coeptis’ wholly-owned subsidiary) has agreed with Purple BioTech Ltd. to terminate the distribution arrangement that is in place between the Coeptis Pharmaceuticals and Purple BioTech pursuant to which Coeptis Pharmaceuticals has had distribution rights in the U.S. related to Purple’s BioTech’s Consensi® product. The termination was based on the mutual determination by both parties.

Termination of the distribution agreement has become effective on September 24, 2021, in accordance with the terms of a settlement agreement signed by the parties (the “Settlement Agreement”). As part of the Settlement Agreement Coeptis Pharmaceuticals has transferred its remaining inventory of Consensi® to Purple BioTech and Coeptis has issued to Purple BioTech a convertible note (the “Note”) in the principle amount of $1.5 million that is payable on or before February, 2023 (the “Maturity Date”), bearing interest of 5% per annum and convertible in whole or in part at any time by Purple BioTech into shares of Coeptis’ common stock. The conversion price is $5 per share of common stock, subject to certain adjustments under such terms and conditions as agreed between the parties. Coeptis may prepay the principal amount of the Note plus accrued and unpaid interest at any time, prior to the Maturity Date. Coeptis also granted to Purple BioTech a warrant that is exercisable for a period of three years to purchase Coeptis shares with an exercise price which is the same as the conversion price as determined under the Note. The Settlement Agreement and related Note and Warrant have not been filed as an exhibit to this Current Report on Form 8-K pursuant to Item 601(b)(10) of Regulation S-K. We hereby undertake to furnish supplementally a copy of such documents upon request by the Securities and Exchange Commission.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COEPTIS THERAPEUTICS, INC.

Date:September 30, 2021	By:	/s/ David Mehalick
Name: David Mehalick
Title: Chairman

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